SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                 FORM 8-K/A
                             (Amendment No. 1)
                           _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 000-32143



                       Date of Report: November 24, 2004





                               BIB HOLDINGS, LTD.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Nevada                                     33-0895699
    -----------------------------------------------------------------------
   (State of other jurisdiction of                 (IRS Employer
    incorporation or organization                   Identification No.)


         7409 Oak Grove Avenue, Las Vegas, Nevada           89117
        -------------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)


                                (702) 243-8809
              ---------------------------------------------------
              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
----------------

This Amendment is being filed to include the requisite financial statements.

Item 1.01 and 8.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND
                    OTHER EVENTS; CHANGES IN CONTROL OF REGISTRANT;

Item 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS;

Item 2.03           CREATION OF A DIRECT FINANCIAL OBLIGATION;

Item 3.02           UNREGISTERED SALES OF EQUITY SECURITIES; AND

Item 5.02           DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS;
                    APPOINTMENT OF PRINCIPAL OFFICERS.


On November 23, 2004, BIB Holdings, Ltd., a Nevada corporation ("BIB"), BIB Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of BIB, and Incode Corporation, a Delaware corporation ("Incode") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The merger contemplated by the Merger Agreement (the "Merger") was completed on November 29, 2004. As a result of the Merger, Incode became a wholly-owned subsidiary of BIB and all outstanding shares of Incode's capital stock held by its sole stockholder were converted into shares of capital stock in BIB. Incode is a technology services company whose business model is the acquisition, development and commercialization of innovative subscription-based eBusinesses.

Immediately prior to the Merger, Incode entered into a Convertible
Debenture Purchase Agreement (the "Purchase Agreement"), dated as of November 23, 2004, with Highgate House LLC, an accredited investor located in Minnesota ("Highgate"), pursuant to which it sold and issued convertible debentures to Highgate in an aggregate principal amount of up to $1,000,000 in a private placement pursuant to Rule 504 of Regulation
D under the Securities Act of 1933, as amended. A debenture in the aggregate principal amount of $500,000 was issued for gross proceeds of $500,000 in cash (the "Initial Debenture") and an additional debenture in the aggregate principal amount of $500,000 (the "Contingent Debenture" and collectively with the Initial Debenture, the "Debentures") were issued in exchange for a promissory note from Highgate in the principal amount of $500,000 (the "Note"). Each of the Debentures has a maturity date of November 22, 2006, subject to earlier conversion or redemption pursuant to its terms, and bears interest at the rate of 5% per year, payable in cash or shares of common stock at the option of the holder of the Debentures. As a result of the Merger, BIB has assumed the rights and obligations of Incode in the private placement, including the gross proceeds raised through the sale of the Debentures, the Note issued by Highgate to Incode, and Incode's obligations under the Debentures and the Purchase Agreement.

Further, in contemplation of the Merger, BIB entered into Amendment
No. 4 to its Share Purchase and Sale Agreement with Incode's sole shareholder, Incandent Capital, LLC ("Incandent"), on November 22,
2004 (the "Amendment"), and a Subsidiary Stock Purchase Agreement with
Barry Binder, Ian Binder and Robert Sautter (the "Subsidiary Purchasers") on November 22, 2004. The Amendment provides for the issuance to Incandent of one million shares of BIB's Series A preferred stock. Each new share of the Series A preferred stock is entitled to four hundred votes at any meeting of the Company's shareholders, and is convertible into two hundred shares of common stock at any time after December 31, 2005. The Subsidiary Stock Purchase Agreement provides for the transfer to the Subsidiary Purchasers of all of the capital stock of BIB, Ltd., BIB's wholly-owned subsidiary and sole operating division prior to the Merger, in return for 250,000 shares of BIB's common stock and the assumption of and indemnification against any and all liabilities of BIB and BIB Ltd, with the sole exception of BIB's debt payable to Cornell Capital Partners, LP. In further consideration for the sale of BIB Ltd., the Subsidiary Purchasers agreed and acknowledged that BIB Ltd. had indemnified Incode and Incandent Capital, LLC, pursuant to sections 3.2 and 3.3 of the Share Purchase and Sale Agreement, as amended, by and between BIB and Incandent and that such indemnification obligations are continuing obligations of BIB Ltd.

The Debentures are convertible into unrestricted shares of BIB common stock at a conversion price that is the lower of $0.0035 or seventy-five percent (75%) of the average of the three lowest closing per share bid prices for the common stock during the thirty trading days prior to conversion. The conversion price and number of shares of common stock issuable upon conversion of the Debentures is subject to adjustment for stock splits and combinations and other dilutive events. To satisfy its conversion obligations under the Debentures, BIB has placed 50,000,000 shares of common stock into escrow for potential issuance to Highgate upon conversion of the Debentures.

In addition, the Debentures may not be converted if after such conversion the holder would beneficially own more than 5% of BIB's then outstanding common stock, unless the holder waives this limitation by providing BIB 75 days prior notice. BIB has the right to redeem the Debentures, in whole, at any time on 30 days advanced notice for 125% of the principal amount of the outstanding Debentures being redeemed, plus accrued and unpaid interest. In addition, if at any time any of the Debentures are outstanding, BIB receives debt or equity financing in an amount equal to or exceeding Five Million Dollars ($5,000,000) in a single transaction or series of related transactions (excluding any portion of such financing consisting of forgiveness of debt or other obligations), BIB is required to redeem the Debentures (including the Contingent Debenture) for 150% of the amount of the then outstanding Debentures, less the amount of the Note if not then repaid. If trading in the common stock is suspended (other than suspensions of trading on such market or exchange generally or temporary suspensions pending the release of material information) for more than ten trading days, or if the common stock is delisted from the exchange, market or system on which it is then traded, Highgate may elect to require BIB to redeem all then outstanding Debentures and any shares of common stock held by Highgate through prior conversions at a price equal to the sum of the aggregate market value of the common stock then held by Highgate, less the amount of the Note if not then repaid, through prior conversions plus the value of all unconverted Debentures then held by Highgate, calculated in each case in the manner set forth in the Purchase Agreement. BIB would owe an interest penalty of 15% per year on any payments not made within 7 business days of a redemption request made pursuant to the preceding sentence. Pursuant to the Purchase Agreement, until the earlier of November 22, 2006 and the date all of the Debentures are paid in full, BIB is prohibited from offering or issuing any floorless convertible security or any equity line of credit, although it may enter into any other debt or equity financing during such period. Until such time as it no longer holds any Debentures, neither Highgate, nor their respective affiliates, may engage in any short sales of the Common Stock if there is no offsetting long position in the Common Stock then held by Highgate or their respective affiliates.

The foregoing descriptions of the transactions completed by the Company and Incode, the Debentures issued in the private placement between Incode and Highgate, and the assumption by BIB of the rights and obligations under the Debentures, are only a summary and are qualified in their entirety by reference to the documents filed as exhibits to this Current Report on Form 8-K, which exhibits are hereby incorporated herein by reference.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Upon the effectiveness of the Incode Merger, there were 217,243,231 shares of BIB's common stock issued and outstanding as well as 1,000,000 shares of Series A Preferred Stock convertible into 200,000,000 common shares, or 417,243,231 common shares on a fully diluted basis. The following table sets forth the number of BIB's shares beneficially owned by each person who, as of the closing, will own beneficially more than 5% of either class of the BIB's voting stock, as well as the ownership of such shares by each director of BIB and the shares beneficially owned by the new directors as a group.


Name and Address of           Amount and Nature of      Percent and Class
Beneficial Owner              Beneficial Ownership      of Stock
------------------------------------------------------------------------------
James Grainer (1)                           --           0% Common Stock
                                            --           0% Series A Preferred
Current executive officers
 and directors as a group
 (1 person)                                 --           0% Common Stock
                                            --           0% Series A Preferred
Incandent Capital, LLC                      --           0% Common Stock
                                     1,000,000         100% Series A Preferred


1.	Mr. Grainer has an understanding with Incode that shortly after the completion of the Incode Merger, the Registrant will issue common shares to Mr. Grainer to compensate him for services rendered in connection with the Incode Merger. The number of shares that will be issued has not yet been determined.

                      DIRECTORS AND EXECUTIVE OFFICERS

On November 23, 2004 Gail Binder, Mark Binder, and Jeff Kaplan resigned from their positions as the officers and directors of BIB. Their resignations were a condition for the Merger.

This table identifies the officers and the members of BIB's Board of Directors after the Incode Merger. Directors serve until the next annual meeting of shareholders and until their successors are elected and qualify. Officers serve at the pleasure of the Board of Directors.



Name                         Age     Position                   Director Since
------------------------------------------------------------------------------
James Grainer                50      Director, President,
                                      Chief Financial Officer       2004

James L. Grainer. Mr. Grainer has made his career in the fields of investment banking and financial management and accounting. Since June 2004 Mr. Grainer has been a consultant to GreenWorks Corporation, assisting GreenWorks in connection with its acquisition of Enviro-Sciences, Inc. Mr. Grainer is also currently the president and chief financial officer of Telco-Technology, Inc. From 2003 until June 2004 Mr. Grainer was the Chief Financial Officer of Polo Linen, where he was responsible for that company's financial management and was involved in all aspect of strategic management. From 2001until 2003 Mr. Grainer was the Managing Director of Investment Banking and Head of the Investment Banking Group at Zanett Securities, a merchant banking firm located in New York City. From 1992 until 2001 Mr. Grainer was a Managing Director in the Investment Banking Group at Prudential Securities, where he served as a member of the Management Committee for the Prudential Securities Private Equity Fund and held other financial management positions. Prior to joining Prudential Securities, Mr. Grainer was employed by Deloitte & Touche, Mr. Grainer is licensed as a certified public accountant in the State of New York.

Nominating and Audit Committee

The Board of Directors does not have an audit committee or a nominating committee, due to the small size of the Board. Mr. Grainer, however, is an "audit committee financial expert" within the definition given by the Regulations of the Securities and Exchange Commission, by reason of his experience in public accounting and as a financial officer.

Code of Ethics

BIB does not have a written code of ethics applicable to its executive officers. The Board of Directors has not adopted a written code of ethics because there is only one member of management.

Shareholder Communications

The Board of Directors will not adopt a procedure for shareholders to send communications to the Board of Directors until it has reviewed the merits of several alternative procedures.

Executive Compensation

Mr. Grainer has not received compensation from either Incode or any affiliate of any of them.

Related Party Transactions

Since August 2004 Mr. Grainer has been acting as a consultant to Incode Corporation. In that role, he has assisted in negotiating the Incode Merger and has performed due diligence for Incode in connection with that transaction. In compensation for his services, Incode has agreed that after the acquisition the Company will issue shares of common stock to Mr. Grainer. The number of shares to be issued will be determined by agreement among Mr. Grainer and the shareholders of Incode.

                            BUSINESS OF THE COMPANY

The Company today has one asset:  the outstanding shares of Incode.
Incode was founded to acquire, develop and commercialize innovative subscription-based eBusinesses in the online dating, information, retail, industrial, and financial services sectors. Incode recently announced its plans to acquire an industrial services subscription portal, several online dating services, and to develop a streaming financial and market information service in connection with the merger with BIB. Additional information is available online at www.incodetech.com.

Item 4.01  Changes in Registrant's Certifying Accountant.

     On November 29, 2004, we dismissed Lazar Levine & Felix, LLP as our principal independent accountant. Our board of directors has approved the dismissal of Lazar Levine & Felix, LLP.

     From the date of Lazar Levine & Felix, LLP 's appointment through the date of their dismissal on November 29, 2004, there were no disagreements between our company and Lazar Levine & Felix, LLP on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Lazar Levine & Felix, LLP would have caused them to make reference to the matter in its reports on our financial statements. From the date of Lazar Levine & Felix, LLP 's appointment through the date of their dismissal on November 29, 2004, Lazar Levine & Felix, LLP did not issue any report on the financial statements of the Company which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     We provided Lazar Levine & Felix, LLP with a copy of this Current Report on Form 8-K on November 30, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.
A copy of the letter provided by Lazar Levine & Felix, LLP., dated December 1, 2004, is attached to this Form 8-K as an exhibit.


Item 9.01  Financial Statements and Exhibits

The following financial statements follow the signature page of this report.

INCODE CORPORATION AND SUBSIDIARIES

Report of Independent Accountants                                   F-1

Balance Sheet - September 30, 2004                                  F-2

Statement of Operations - Date of Inception to September 30, 2004   F-3

Consolidated Statement of Cash Flows - Date of Inception to
 September 30, 2004                                                 F-4

Notes to Financial Statements                                       F-5


BIB HOLDINGS, LTD.
Pro Forma Combined Financial Statements                             F-8

The following exhibits are filed herewith:

Exhibit 2.1 Agreement and Plan of Merger, dated as of November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, BIB Acquisition, Inc., a Delaware corporation, and Incode Corporation, a Delaware corporation.

Exhibit 2.2 Amendment No. 4 to Share Purchase and Sale Agreement, dated November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, Incode Corporation, a Delaware corporation, and Incandent Capital, LLC, a New Jersey limited liability company.

Exhibit 2.3 Subsidiary Stock Purchase Agreement, dated November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, and Barry Binder, Ian Binder and Robert Sautter.

Exhibit 4.1 Convertible Debenture Purchase Agreement, dated as of November 22, 2004, by and between Incode Corporation and Highgate House, LLC.

Exhibit 4.2 Promissory Note, in the amount of $500,000, originally issued by Highgate House, LLC, to Incode Corporation on November 22, 2004.

Exhibit 16.1 Letter from Lazar Levine & Felix, LLP dated December 1, 2004, regarding their dismissal as the Company's independent auditors.

Exhibit 99.1 Press Release Dated November 30, 2004.



                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIB HOLDINGS, LTD.

                                            By: /S/  JIM GRAINER
                                            -----------------------------
                                            JIM GRAINER
                                            President and Chief Financial
                                             Officer
Date: November 24, 2004

                      REPORT OF INDEPENDENT ACCOUNTANTS



    To the Board of Directors and Stockholders of Incode Corporation and Subsidiaries



    We have audited the accompanying consolidated balance sheet of Incode Corporation and Subsidiaries as of September 30, 2004, and the related consolidated statements of operations and cash flows for the period August 23, 2004 (date of inception, to September 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan an perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Incode Corporation and Subsidiaries as of September 30, 2004, and the results of their operations and cash flows for the period August 23, 2004 (date of inception, to September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.




                                    /s/ Rosenberg Rich Baker Berman & Company
    Bridgewater, New Jersey         -----------------------------------------
    February 1, 2004                Rosenberg Rich Baker Berman & Company

                     INCODE CORPORATION AND SUBSIDIARIES
                                BALANCE SHEET
                              SEPTEMBER 30, 2004

ASSETS:

     TOTAL ASSETS                          $       -
                                             =======

LIABILITIES AND STOCKHOLDERS' EQUITY:

     Total liabilities:                            -

Commitments and contingencies                      -

Stockholders' equity:
 Preferred stock, $0.001 par value:
  Series A: authorized 1,000,000 shares;
  1,000,000 shares issued and outstanding      1,000
 Common stock, $0.001 par value,
  100,000,000 authorized;  1,000 shares
  issued and outstanding:                          1
 Additional paid-in capital                      999
 Stock subscription receivable                (2,000)
 Retained earnings                                 -
 Treasury stock                                    -
                                             -------
     Total stockholders' equity                    -
                                             -------
     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                 $       -
                                             =======




See notes to the consolidated financial statements.

                     INCODE CORPORATION AND SUBSIDIARIES
                           STATEMENT OF OPERATIONS
        FOR AUGUST 23, 2004, DATE OF INCEPTION, TO SEPTEMBER 30, 2004


Revenues                                        $       -

Cost of revenues                                        -
                                                  -------
Gross profit                                            -

Operating expenses:
 Selling expenses                                       -
 General and administrative expenses                    -
                                                  -------
Total operating expenses                                -
                                                  -------
Operating income (loss)                                 -

Other income (expense):
 Amortization of deferred financing costs               -
 Interest expense                                       -
                                                  -------
 Total other expense, net                               -
                                                  -------
Loss before provision for income taxes	        	-

Provision for income taxes                              -
                                                  -------
Net loss                                        $       -
                                                  =======
Basic and diluted loss attributable
 to common shareholders                         $       -
                                                  =======
Weighted average shares of common
 stock outstanding                                  1,000
                                                  =======








See notes to the consolidated financial statements.
                                                                F-3

                    INCODE CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
        FOR AUGUST 23, 2004, DATE OF INCEPTION, TO SEPTEMBER 30, 2004


CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss                               $     --

Increase (decrease) in cash                   --
Cash at beginning of period                   --
                                          ------
Cash at end of period                   $     --
                                          ======






















See notes to the consolidated financial statements.

                   INCODE CORPORATION AND SUBSIDIARIES
                      NOTES TO FINANCIAL STATEMENTS

NOTE - 1 COMPANY OVERVIEW

Incode Corporation, a Delaware corporation ("Incode", "The Company") was formed in August 2004 to acquire, develop and commercialize innovative subscription-based eBusinesses in the online dating, information, retail, industrial, and financial services sectors. Incode's goal is to build a successful portfolio of diversified eBusinesses with integrated on- and off-line operations. Incode has not
conducted any operations to date.    On November 23, 2004, BIB
Holdings, Ltd., a Nevada corporation ("BIB"), BIB Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of BIB, and Incode entered into an Agreement and Plan of Merger (the "Merger Agreement"). The merger contemplated by the Merger Agreement (the "Merger") was completed on November 29, 2004. As a result of the Merger, Incode became a wholly-owned subsidiary of BIB and all outstanding shares of Incode's capital stock held by its sole stockholder were converted into shares of capital stock in BIB.

SUBSIDIARY OWNERSHIP

The Company owns 100% of the capital stock of Intrance Corporation. The Company plans to administer its anticipated future online dating properties through this subsidiary.

NOTE - 2 SUMMARY OF SIGNIFICANT POLICIES

USE OF ESTIMATES

The consolidated financial statements included herein have been prepared by the Company, in accordance with Generally Accepted Accounting Principles. This requires the Company's management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of the contingent assets and liabilities at the date of the financial statements. These estimates and assumptions will also affect the reported amounts of certain revenues and expenses during the reporting period. In the opinion of management, all adjustments which, except as described elsewhere herein, are of a normal recurring nature, necessary for a fair presentation of the financial position, results of operations, and cash flows for the periods presented. Actual results could differ materially based on any changes in the estimates and assumptions that the Company uses in the preparation of its financial statements and any changes in the Company's future operational plans.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2003, the Financial Accounting Standards Board issued SFAS Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". This Statement establishes standards for how a company classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires a company to classify a financial instrument that is within its scope as a liability (or an asset in

                     INCODE CORPORATION AND SUBSIDIARIES
                        NOTES TO FINANCIAL STATEMENTS

NOTE - 2 SUMMARY OF SIGNIFICANT POLICIES (CONT.)

some circumstances).   This statement is effective for financial
instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the firms interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have an impact on the Company's results of operations or financial position In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable
interest entities to be consolidated with   the primary beneficiary of
the entity if the equity investors in the entity do not have the characteristics of controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional
subordinated financial support from other parties.   FIN 46 is effective for
all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have an impact on the Company' results of operations or financial position.


NOTE - 3 STOCKHOLDERS' EQUITY

ANTI-DILUTION AGREEMENT

Incandent Capital, LLC, ("Incandent") owns 1,000 shares of the Company's Common Stock and 1,000,000 shares of the Company's Series A Preferred
Stock. The Series A Preferred Stock are convertible into common stock at a rate of one share of Series A Preferred Stock to one hundred shares of the Company's Common Stock. The preferred shares may not be converted into common stock until December 31, 2006 except, at the option of the holder, in the event a change of control or other merger or acquisition event. The holder of shares of Series A Preferred Stock shall be entitled to vote at any meeting of stockholders of the Company (or in any written action of stockholders in lieu of a meeting) with respect to any matters presented to the stockholders of the Company for their action or consideration. The number of votes which may be cast by a holder of shares of Series A Preferred Stock will equal to the number of shares of the Company's Common Stock into which that holder's Series A Preferred Stock could be converted on the record date for the meeting or action. The Series A Preferred Stock is subject to quarterly adjustment such that Incandent's ownership, on a fully-diluted basis, shall be and at all times remain equal to eighty percent of the issued and outstanding common stock of the Company.

NOTE - 4  SUBSEQUENT EVENTS

MERGER WITH BIB HOLDINGS, LTD.

On November 23, 2004, BIB Holdings, Ltd., a Nevada corporation ("BIB"), BIB Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of BIB, and Incode entered into an Agreement and Plan of Merger (the "Merger Agreement"). The merger contemplated by the Merger Agreement (the "Merger") was completed on November 29, 2004. As a result of the Merger, Incode became a wholly-owned subsidiary of BIB and all outstanding shares of Incode's capital stock held by its sole stockholder were converted into shares of capital stock in BIB.

Immediately prior to the Merger, Incode entered into a Convertible Debenture Purchase Agreement (the "Purchase Agreement"), dated as of November 23, 2004, with Highgate House LLC, an accredited investor located in Minnesota ("Highgate"), pursuant to which it sold and issued convertible debentures to Highgate in an aggregate principal amount of up to $1,000,000 in a private placement pursuant to Rule 504 of Regulation D under the Securities Act of 1933, as amended. A debenture in the aggregate principal amount of $500,000 was issued for gross proceeds of $500,000 in cash (the "Initial Debenture") and an additional debenture in the aggregate principal amount of $500,000 (the "Contingent Debenture" and collectively with the Initial Debenture, the "Debentures") were issued in exchange for a promissory note from Highgate in the principal amount of $500,000 (the "Note"). Each of the Debentures has a maturity date of November 22, 2006, subject to earlier conversion or redemption pursuant to its terms, and bears interest at the rate of 5% per year, payable in cash or shares of common stock at the option of the holder of the Debentures. As a result of the Merger, BIB has assumed the rights and obligations of Incode in the private placement, including the gross proceeds raised through the sale of the Debentures, the Note issued by Highgate to Incode, and Incode's obligations under the Debentures and the Purchase Agreement.

Further, in contemplation of the Merger, BIB entered into Amendment No. 4 to its Share Purchase and Sale Agreement with Incode's sole shareholder, Incandent Capital, LLC ("Incandent"), on November 22, 2004 (the "Amendment"), and a Subsidiary Stock Purchase Agreement with certain members of BIB management (the "Subsidiary Purchasers") on November 22, 2004. The Amendment provides for the issuance to Incandent of one million shares of BIB's Series A preferred stock. Each new share of the Series A preferred stock is entitled to four hundred votes at any meeting of the Company's shareholders, and is convertible into two hundred shares of common stock at any time after December 31, 2005. The Subsidiary Stock Purchase Agreement provides for the transfer to the Subsidiary Purchasers of all of the capital stock of BIB, Ltd., BIB's wholly-owned subsidiary and sole operating division prior to the Merger, in return for 250,000 shares of BIB's common stock and the assumption of and indemnification against any and all liabilities of BIB and BIB Ltd, with the sole exception of BIB's debt payable to Cornell Capital Partners, LP. In further consideration for the sale of BIB Ltd., the Subsidiary Purchasers agreed and acknowledged that BIB Ltd. had indemnified Incode and Incandent Capital, LLC, pursuant to sections 3.2 and 3.3 of the Share Purchase and Sale Agreement, as amended, by and between BIB and Incandent and that such indemnification obligations are continuing obligations of BIB Ltd. The Debentures are convertible into unrestricted shares of BIB common stock based on a formula based conversion price.

                            BIB Holdings, Ltd.
                 Pro-Forma Combined Financial Statements

The Unaudited Pro-Forma Combined Balance Sheet of the Company as of September 30, 2004 and the Unaudited Pro-Forma Combined Statement of Operations of the Company for the nine month period ended September 30, 2004, have been prepared to illustrate the effect of the merger with Incode Corporation ("Incode") on November 29, 2004 as if such transaction took place on January 1, 2004. Since Incode Corporation was formed on August 23, 2004, no pro-forma financial statements have been prepared for the year ending December 31, 2003. The Pro-Forma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The Pro-Forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro-Forma Combined Financial Statements should be read in conjunction with the historical financial statements of the Company.

On November 23, 2004, BIB Holdings, Ltd. ("BIB"), BIB Acquisition Corp., a wholly-owned subsidiary of BIB, and Incode Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). The merger contemplated by the Merger Agreement was completed on November 29, 2004. Under The terms of the Merger, Incode's sole shareholder, Incandent Capital, LLC ("Incandent"), was issued one million shares of BIB's Series A preferred stock in exchange for all of the outstanding stock of Incode. Each new share of the Series A preferred stock is entitled to four hundred votes at any meeting of the Company's shareholders, and is convertible into two hundred shares of common stock at any time after December 31, 2005. As a result of the merger, Incode became a wholly-owned subsidiary of BIB with Incode becoming the surviving entity.

BIB also entered into a Subsidiary Stock Purchase Agreement with Barry Binder, Ian Binder and Robert Sautter (the "Subsidiary Purchasers") on November 22, 2004. The Subsidiary Stock Purchase Agreement provides for the transfer to the Subsidiary Purchasers of all of the capital stock of BIB, Ltd., BIB's wholly-owned subsidiary and sole operating division prior to the Merger, in return for 250,000 shares of BIB's common stock and the assumption of and indemnification against any and all liabilities of BIB and BIB Ltd., with the sole exception of BIB's debt payable to Cornell Capital Partners, LP.

Immediately prior to the Merger, Incode entered into a Convertible Debenture Purchase Agreement (the "Purchase Agreement"), dated as of November 23, 2004, with Highgate House LLC, an accredited investor ("Highgate"), pursuant to which it sold and issued convertible debentures to Highgate in an aggregate principal amount of up to $1,000,000 in a private placement. A debenture in the aggregate principal amount of $500,000 was issued for gross proceeds of $500,000 in cash (the "Initial Debenture") and an additional debenture in the aggregate principal amount of $500,000 (the "Contingent Debenture" and collectively with the Initial Debenture, the "Debentures") were issued in exchange for a promissory note from Highgate in the principal amount of $500,000 (the "Note"). Each of the Debentures has a maturity date of November 22, 2006, subject to earlier conversion or redemption pursuant to its terms, and bears interest at the rate of 5% per year, payable in cash or shares of common stock at the option of the holder of the Debentures. As a result of the Merger, BIB has assumed the rights and obligations of Incode in the private placement, including the gross proceeds raised through the sale of the Debentures, the Note issued by Highgate to Incode, and Incode's obligations under the Debentures and the Purchase Agreement.

                              Incode Corporation
                       Unaudited Pro-Forma Balance Sheet
                            As of September 30, 2004


                                            Incode
                                          Corporation
                                           August 23,
                        BIB Holdings,    2004, date of
                            Ltd.         inception to
                         Historical      September 30   Pro-Forma     Pro-Forma
                            Data             2004       Adjustments*  Balances
-------------------------------------------------------------------------------
Assets
 Current Assets
 Cash and equivalents     $    4,443      $     -       $  (4,443) a $       -
                                                          500,000  b
                                                          (86,000) c
                                                         (414,000) g
 Accounts receivable         199,139            -        (199,139) a         -
 Inventories                 205,930            -        (205,930) a         -
 Other Current Assets         41,563            -         (41,563) a         -
 Note receivable                   -            -         500,000  b   500,000
                           ---------      -------       ---------    ---------
 Total Current Assets        451,075            -          48,925      500,000

Property and equipment       585,277            -        (585,277) a         -

Other Assets
 Security deposits             4,004            -          (4,004) a         -
 Receivable from affiliates  148,561            -        (148,561) a         -
 Deferred financing costs    127,616            -         (62,532) g         -
                                                          136,000  c         -
                                                          (51,000) d   150,084
                           ---------      -------       ---------    ---------
 Total Other Assets          280,181            -        (130,097)     150,084
                           ---------      -------       ---------    ---------
 Total Assets              1,316,533            -        (666,449)     650,084
                           =========      =======       =========    =========

Liabilities and Stockholder's
 Equity
 Current Liabilities
 Accounts payable and
  accrued expenses           828,090            -        (828,090)           -
                                                           50,000  c    50,000
 Accrued interest expense          -            -          37,500  e    37,500
 Customer deposits           292,596            -        (292,596) a         -
 Accrued interest - related
  parties                     95,540            -         (95,540) a         -
 Demand loan payable -
  related parties             98,000            -         (98,000) a         -
 Current portion - loans
  payable                     10,000            -         (10,000) a         -
 Current portion - capital
  leases                       4,644            -          (4,644) a         -
                           ---------      -------       ---------    ---------
 Total Current Liabilities 1,328,870            -      (1,241,370)      87,500
                           ---------      -------       ---------    ---------
Long-Term Liabilities
 Notes payable - related
  party                    1,344,019            -      (1,344,019) a         -
 Capitalized leases           14,059            -         (14,059) a         -
 Security deposits             8,029            -          (8,029) a         -
 Convertible notes payable   839,671            -        (414,000) g         -
                                                        1,000,000  b 1,425,671
                           ---------      -------       ---------    ---------
 Total Long-Term
  Liabilities              2,205,778            -        (780,107)   1,425,671
                           ---------      -------       ---------    ---------
Stockholders' Equity
 (Impairment)
 Preferred stock                   -        1,000           1,000  f     2,000
 Common stock                217,243            1            (251) a   216,993
 Additional paid in
  capital                  2,651,074          999      (2,652,073) a         -
 Stock subscription
  receivable                       -       (2,000)              -       (2,000)
 Accumulated deficit      (5,086,432)           -       4,006,352   (1,080,080)
                           ---------      -------       ---------    ---------
 Total Stockholders'
  Equity (Impairment)     (2,218,115)           -       1,355,028    $(863,087)
                           ---------      -------       ---------    ---------
 Total Liabilities and
   Stockholders' Equity   $1,316,533      $     -      $ (666,449)  $  650,084
                          ==========      =======       =========    =========


*	See explanations of pro-forma adjustments attached.

                                  Incode Corporation
                    Unaudited Pro-Forma Statement of Operations
                    For the Nine Months Ended September 30, 2004



                                          Incode
                                        Corporation
                                         August 23,
                      BIB Holdings,    2004, date of
                          Ltd.         inception to
                       Historical      September 30   Pro-Forma     Pro-Forma
                          Data             2004       Adjustments*  Results
-------------------------------------------------------------------------------
Revenues              $ 1,618,527     $      -    $ (1,618,527) a    $        -

Cost of Sales           1,429,294            -      (1,429,294) a             -
                        ---------      -------       ---------        ---------
Gross Profit              189,233            -        (189,233)               -

Operating Expenses
 Shipping expenses         50,868            -         (50,868) a             -
 Showroom expenses        154,556            -        (154,556) a             -
 Selling expenses         378,327            -        (378,327) a             -
 General and
  administrative        1,516,122            -      (1,516,122) a             -
                        ---------      -------       ---------        ---------

Total Operating
 Expenses               2,099,873            -      (2,099,873)               -
                        ---------      -------       ---------        ---------
Loss from Operations   (1,910,640)           -       1,910,640                -

Other Income (Expense)
 Interest and
  financing costs        (298,878)           -         (62,532) g
                                                       (51,000) d
                                                       (37,500) e      (449,910)
Rental income              49,098            -         (49,098) a             -
Interest and other
 income                         -            -               -                -
                        ---------      -------       ---------        ---------
Total Other Income
 (Expense)               (249,780)           -        (200,130)        (449,910)
                        ---------      -------       ---------        ---------
Net Loss              $(2,160,420)    $      -    $  1,710,510       $ (449,910)
                       ==========      =======       =========        =========

Loss per share, basic
 and diluted          $      (.02)    $      -    $          -       $    (0.00)
                       ==========      =======       =========        =========
Weighted Average
 Common Shares
 Outstanding          107,065,728            -               -      106,815,728
                      ===========      =======       =========      ===========






*  See explanations of pro-forma adjustments attached.

                              Incode Corporation
              Unaudited Proforma Combined Financial Statements

Explanations of proforma adjustments:

a. To remove the assets, liabilities and results of operations for BIB, Ltd. The sole operating division of BIB Holdings sold in contemplation of the merger.

b. To record convertible debentures to Highgate House LLC sold prior to the merger.

c.  To record financing costs of convertible debentures to Highgate House
LLC.

d. To amortize the deferred financing costs of the Highgate House LLC debentures.

e.  To record interest expense for the Highgate House LLC debentures.

f. To record preferred shares issued to Incandent Capital LLC in order to acquire Incode.

g. The proceeds from the Highgate debenture will be used to pay down the debenture due to Cornell Capital Partners LLC. The corresponding deferred financing costs associated with that debenture will be expensed accordingly.